Business Combinations - Summary of Unaudited Pro Forma Financial Information (Detail) - NTT Data Services Department - JPY (¥) ¥ / shares in Units, ¥ in Millions	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Business Acquisition, Pro Forma Information [Line Items]
Operating revenues	¥ 11,615,994	¥ 11,882,318
Income before income taxes	1,540,903	1,335,863
Net income attributable to NTT	¥ 804,892	¥ 740,133
Earnings per share (Yen)	¥ 393.27	¥ 351.48